\PHILA2\99813_4


                                ESCROW AGREEMENT


         THIS ESCROW AGREEMENT ("Agreement") dated as of March 11, 1996 among RCM TECHNOLOGIES, INC., a Nevada corporation ("RCM"), MARTIN BLAIRE and BARRY MEYERS (in the aggregate, the "Acquiree Shareholders") and Acquest International, L.P., as escrow agent (the "Escrow Agent").

         WHEREAS, RCM, Acquiree, Acquiree Shareholders and three other shareholders of Acquiree have previously entered into a Stock Purchase Agreement dated as of March 1, 1996 (the "Stock Purchase Agreement"), providing for the purchase of 100% of the outstanding stock of Acquiree by RCM on the Closing Date (the "Acquisition"); and

         WHEREAS, the Stock Purchase Agreement provides in Section 2.4 for the establishment of an escrow fund whereby a portion of the RCM Shares consisting of 1,625,000 shares of the Common Stock of RCM (the "Escrow Shares") shall upon the closing of the Acquisition be placed in escrow to secure the obligation of the Acquiree Shareholders to pay the Excess Tax Liability under Section 2.3 of the Stock Purchase Agreement and for possible indemnification claims presented by RCM against Acquiree Shareholders under Section 10 of the Stock Purchase Agreement, in each case in the manner and to the extent set forth herein and in the Stock Purchase Agreement.

         NOW, THEREFORE, in consideration of RCM, Acquiree and Acquiree Shareholders entering into the Stock Purchase Agreement and of the mutual premises and agreements herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

         SECTION 1. Definitions, Other Agreements.

         (a) All capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Stock Purchase Agreement. In addition, the term "Escrow Fund" and references to the Escrow Shares when used at any time shall mean all shares of common stock of RCM owned by Acquiree Shareholders held in escrow hereunder by the Escrow Agent.

         (b) It is expressly understood and agreed by the parties hereto that all references in this Agreement to the Stock Purchase Agreement and to any exhibits to such Stock Purchase Agreement are for the convenience of the parties hereto other than the Escrow Agent, and the Escrow Agent shall have no obligations or duties with respect thereto other than the obligation to refer to the Stock Purchase Agreement for the purpose of determining the definitions of certain capitalized terms used herein and not otherwise defined herein or to interpret any provisions of such other agreements referred to in this Agreement for purposes of implementation thereof.

         SECTION 2. Appointment of Escrow Agent.


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Acquest  International,  L.P.  hereby accepts its appointment as Escrow Agent to serve in accordance with the terms, conditions and provisions of this Agreement. The acceptance by the Escrow Agent of its duties under this Agreement is subject to the terms and conditions set forth at Section 7 hereafter, which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Escrow Agent.

         SECTION 3Establishment of Escrow Fund.

         (a) On the  Closing  Date,  Acquiree  Shareholders  shall,  pursuant to
Section 2.4 of the Stock Purchase Agreement, deposit with the Escrow Agent the stock certificates evidencing the Escrow Shares (which consist of 1.625 million shares of RCM Common Stock), all of which shall be registered on the share transfer books of RCM in the names of the Acquiree Shareholders who own the Escrow Shares comprising the Escrow Fund. If dividends are paid, or a distribution is made, by RCM with respect to the Escrow Shares, in cash or in property, such dividends or distributions shall also be held as a part of the Escrow Fund. In the event of any stock splits, recapitalizations or other adjustments to the capital stock of RCM, the resulting number of shares or other securities which the Escrow Shares convert shall be deemed the Escrow Fund.

         (b) By virtue of the Acquiree Shareholders' execution of this Escrow Agreement, the Acquiree Shareholders have, without any further act of any Acquiree Shareholder, consented to: (i) the establishment of this escrow pursuant to the Stock Purchase Agreement in the manner set forth herein, and
(ii) all of the other terms, conditions and limitations in this Agreement.

         SECTION 4Operation and Administration of the Escrow Fund.

         (a) To the extent provided herein and in the Stock Purchase Agreement, the Escrow Fund shall be established and thereafter applied (i) to the Excess Tax Liability which may be owed by the Acquiree Shareholders to RCM as provided in Section 2.3 of the Stock Purchase Agreement; and (ii) to the payment of indemnification claims asserted by RCM during the eighteen (18) month period following Closing ("Claims") for the benefit of RCM as provided in Section 10 of the Stock Purchase Agreement.

         (b) RCM shall make application to the Escrow Agent, with a copy to the Acquiree Shareholders (the "Application"), if it has incurred or suffered damages or losses (i) for any unpaid Excess Tax Liability by virtue of Acquiree Shareholders' failure to timely pay such liabilities pursuant to Section 2.3 of the Stock Purchase Agreement or (ii) for damages or losses to which it is entitled to indemnification under Section 10 of the Stock Purchase Agreement. The Application shall identify the amount of the damages or losses

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(the "Claim  Amount") and state that the Acquiree  Shareholders  have elected to apply the Claim Amount against the Escrow Shares.

         (c) Unless the Escrow Agent is otherwise informed in writing by either or both of the Acquiree Shareholders within 20 days from the date of the Application, that either or both of them dispute the Claim Amount or the application thereof against the Escrow Shares, then the Escrow Agent shall release to RCM for cancellation that number of Escrow Shares as are equal in "value" to the Claim Amount. For this purpose, the "value" of the Escrow Shares shall be determined by the average closing price of the shares of Common Stock of RCM as traded on The NASDAQ Stock Market or other principal exchange upon which its shares are regularly traded for the twenty (20) trading days immediately preceding the date of the Claim Notice. The Escrow Agent shall release the Escrow Shares to RCM for cancellation on a prorata basis based upon the proportionate interest of each of the Acquiree Shareholders in and to the Escrow Fund.

         (d) If the Escrow Agent is notified that either or both of the Acquiree Shareholders in good faith contest the Claim Amount or the application of the Claim Amount against the Escrow Shares, then, and in that event, the Escrow Agent shall be permitted to submit the issues in dispute to arbitration in accordance with the provisions of Section 13 of the Stock Purchase Agreement. Once these issues have been resolved in accordance with the arbitration procedure set forth within the Stock Purchase Agreement and if the resolution of the dispute is such that the Acquiree Shareholders owe money to RCM, then Acquiree Shareholders shall have 10 days to satisfy such liability, and if such liability is not timely satisfied, then in such event, the Escrow Agent shall release to RCM for cancellation that number of Escrow Shares as are equal in "value" to the amount of the Acquiree Shareholders' liability determined in arbitration; whereupon such Claim Amount shall be deemed satisfied in full by virtue of the application of such Escrow Shares. For this purpose, the term "value" of the Escrow Shares shall be determined in accordance with subparagraph
(c) above.



         SECTION 5. Release of Escrow Shares; Termination.
         (a) Subject to the provisions of subparagraph (c) below, on the date that is one (1) year following the Closing Date (the "Determination Date"), the Escrow Agent shall make a determination of the greater of: (i) 10% of the number of shares of RCM Common Stock issued to the Acquiree Shareholders at the Closing, as adjusted for any subsequent stock splits, recapitalizations or any other adjustment to the capital stock of RCM; or (ii) such number of shares of RCM Common Stock with a value equal to RCM's independent accountants' good faith estimate of the Excess Tax Liability (which estimate RCM shall cause to be delivered to the

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\PHILA2\99813_4


Acquiree Shareholders and the Escrow Agent prior to the Determination Date). The number of Escrow Shares so determined by the Escrow Agent shall hereafter be referred to as the "Remaining Escrow Shares".

         (b) The Remaining Escrow Shares shall continue to be held in escrow subject to the terms of this Agreement and shall continue to be subject to cancellation in the manner provided for at Section 4 until the eighteenth (18th) month following the Closing Date.

         (c) In addition to the Remaining Escrow Shares, on the Determination Date, upon written notification from any of the parties hereto, the Escrow Agent shall retain in escrow that number of Escrow Shares that may, upon reasonable estimate, be necessary in order to satisfy any pending, outstanding or contested Claims under the Stock Purchase Agreement. These Escrow Shares shall continue to be held in escrow until resolution of these claims.

         (d) Escrow Shares in excess of the sum of: (i) the Remaining Escrow Shares; and (ii) the Escrow Shares retained pursuant to subparagraph (c) above shall be released to the Acquiree
Shareholders on the Determination Date.

         (e) On the date that is eighteen (18) months following the Closing Date (the "Release Date"), the Escrow Agent shall continue to retain in escrow subject to the terms of this Agreement any Escrow Shares that, in RCM's independent accountants' good faith estimate (which estimate RCM shall cause to be delivered to the Acquiree Shareholders and the Escrow Agent prior to the Release Date), may be required to satisfy the Excess Tax Liability, to the extent that the Excess Tax Liability has not been satisfied otherwise as of that date, and any Escrow Shares that may, upon reasonable estimate, be necessary to satisfy any pending, outstanding or contested RCM Claims timely submitted pursuant to Section 10 of the Stock Purchase Agreement executed on even date herewith. The balance of the Escrow Shares shall be released to the Acquiree Shareholders. The Escrow Shares retained pursuant to this subparagraph shall remain subject to escrow until resolution of the matters identified herein.


         (f) Upon resolution of the Excess Tax Liability pursuant to Section 2.3 of the Stock Purchase Agreement, the portion of the Escrow Shares held in Escrow to secure such liability shall be released as provided therein.

         (g) Once all of the Escrow Shares have been either released to RCM for cancellation or returned to the Acquiree Shareholders, the provisions of this Escrow Agreement shall no longer be of any force and effect and this Escrow Agreement shall be deemed to have terminated.


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\PHILA2\99813_4


         SECTION 6. Fees and Expenses of Escrow Agent.

         The Escrow Agent shall be entitled to reimbursement of all reasonable out-of-pocket expenses incurred by the Escrow Agent in connection with the performance of his functions hereunder, including reasonable fees and disbursements of counsel. The responsibility for payment of reimbursements to the Escrow Agent shall be assumed by RCM.

         SECTION 7. Duties and Liabilities of the Escrow Agent.

         (a) The Escrow Agent shall act hereunder as depositary only, and it shall not be responsible or liable in any manner whatever for any determinations regarding the cancellation and forfeiture of the Escrow Shares to be made pursuant to Section 4 hereof. It is agreed that the duties and obligations of the Escrow Agent are those herein specifically provided and no other. Except as otherwise specifically provided in this Agreement, the Escrow Agent shall not have any liability under, nor duty to inquire into, the terms and provisions of any agreement or instrument, other than this Agreement. The duties of the Escrow Agent are ministerial in nature, and the Escrow Agent shall not incur any liability whatsoever other than for its own willful misconduct or gross negligence.

         (b) The Escrow Agent shall not incur any liability for following the instructions herein contained or expressly provided for, or written instructions given by the parties hereto. The Escrow Agent shall not have any responsibility for the genuineness or validity of any document or other material presented to or deposited with it nor shall it have any liability for any action taken, suffered or omitted in accordance with any written instructions or certificates given to it hereunder and believed by it in good faith to be what it purports to be and to be signed by the proper party or parties, nor for retaining the Escrow Fund in the absence of instructions to the contrary.

         (c) The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection with this Agreement, except its own gross negligence or willful misconduct.

         (d) The Escrow Agent may consult with, and obtain the advice of, legal counsel selected by it in the event of any question as to any of the provisions hereof or its duties hereunder, and the Escrow Agent shall incur no liability and shall be fully protected for any action taken, suffered or omitted by it in good faith in accordance with the advice of such counsel, provided that the Escrow Agent shall have used reasonable care in the selection of such counsel.


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\PHILA2\99813_4


         (e) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall have received instructions, claims or demands from any party hereto which, in its reasonable opinion, conflict with any of the provisions of this Agreement or with instructions, claims or demands of any other party hereto, the Escrow Agent shall refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow hereunder until it shall be directed otherwise in writing by all of the surviving parties hereto or by a final order or judgment of an arbitration panel or court of competent jurisdiction, or an award of an arbitrator pursuant to an arbitration conducted pursuant to Section 13 of the Stock Purchase Agreement.

         (f) The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to initiate or defend any legal proceedings which may be instituted against it in respect of the subject matter of this Agreement, provided that the Escrow Agent shall at all times take such action as is reasonably necessary to keep safely all property held in escrow hereunder. If the Escrow Agent does elect to so act or is required to so act in order to keep safely all property held in escrow hereunder, the Escrow Agent will do so only to the extent that it is indemnified to its reasonable satisfaction against the cost and expense of such defense or initiation.

         SECTION 8. Liability of Representative.

         The Representative shall incur no liability with respect to any action taken or suffered by him in his capacity as Representative in reliance upon any note, direction, instruction, consent, statement or other documents believed by him to be genuinely and duly authorized, nor for other action or inaction except his own willful misconduct or gross negligence. The Representative may, in all questions arising under this Escrow Agreement, rely on the advice of counsel and for anything done, omitted or suffered in good faith by the Representative based on such advice, the Representative shall not be liable to anyone. The Representative shall be indemnified and saved harmless by the Acquiree Shareholders from all losses, costs and expenses which he may incur as a result of involvement in any legal proceedings arising from the performance of his duties hereunder.

         SECTION 9. Amendment.

         This Agreement may be amended, modified or rescinded by and upon written notice to the Escrow Agent given by RCM, on the one hand, and the Representative, on the other hand; provided that the rights, duties, liabilities, indemnities and immunities of the Escrow Agent hereunder may not be adversely affected at any time without the written consent of the Escrow Agent; and provided further that the interests of the Acquiree Shareholders may not be

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adversely affected without the written consent of all of the
Acquiree Shareholders.

         SECTION 10. Voting of Escrow Shares.

         All rights to vote the Escrow Shares while they are part of the Escrow Fund shall be retained by the Acquiree Shareholders. Neither the Representative nor the Acquiree Shareholders shall have any right to transfer or assign their interests in Escrow Shares in the Escrow Fund during such period of time as such Shares remain a part of the Escrow Fund unless RCM shall first have consented thereto in writing and provided that any such transferee shall deliver to the Escrow Agent a duly signed stock power covering such RCM Shares and the Escrow Agent shall hold such transferee's shares and stock powers in escrow subject to this Agreement.

         SECTION 11. Notices.

         Any notices or other communications required or permitted hereunder shall be sufficiently given if sent by certified mail, postage prepaid and return receipt requested, or by hand delivery or by telecopy (promptly confirmed by delivery of an original copy of such notice or communication):

                  (i)      If to the Company, to:

                                    Mr. Leon Kopyt
                                    Chief Executive Officer
                                    RCM Technologies, Inc.
                                    2500 McClellan Avenue, Suite 350
                                    Pennsauken, New Jersey  08109-4613
                                    Telephone Number: (609) 486-1777
                                    Telecopy Number: (609) 488-8833

                           with a copy to:

                                    Stephen M. Cohen, Esquire
                                    Clark, Ladner, Fortenbaugh & Young
                                    One Commerce Square
                                    2005 Market Street, 22nd Floor
                                    Philadelphia, PA  19103
                                    Telephone Number: (215) 241-1868
                                    Telecopy Number: (215) 241-1857

                  (ii)     If to the Acquiree Shareholders, to:

                                    Barry Meyers
                                    384 Highview Terrace
                                    Ridgewood, NJ  07450

                                    Martin Blaire
                                    Lewis Road

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                                    Irvington, NY  10533

                  with a copy to:

                                    Joshua B. Gillon, Esquire
                                    Schneck Weltman Hashmall & Mischel LLP
                                    1285 Avenue of the Americas
                                    New York, NY  10019
                                    Telephone Number: (212) 956-1500
                                    Telecopy Number: (212) 956-3252

         SECTION 12. Parties in Interest.

         This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of each of the parties hereto.

         SECTION 13. Counterparts.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION 14. Governing Law.

         This Agreement shall be governed by and construed and interpreted in accordance with the law of the State of New Jersey applicable to contracts executed and to be performed entirely within said State.

         SECTION 15. Severability.

         In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby, unless the provisions held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

         SECTION 16. Consent to Limited Jurisdiction.

         The Escrow Agent hereby agrees that any legal action or proceeding with respect to disputes arising out of this Agreement not otherwise subject to arbitration under Section 13 of the Stock Purchase Agreement may be brought in the courts of the State of New Jersey or of the United States of America for the District of New Jersey, and, by execution and delivery of this Agreement, the Escrow Agent irrevocably accepts for itself and in respect of the property held by it as Escrow Agent hereunder the jurisdiction of the aforesaid courts, it being understood and agreed that such consent to jurisdiction is for the sole and limited purpose of resolving disputes under this Agreement and shall in no way be

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deemed to be a general and unconditional consent to the
jurisdiction of the aforesaid courts.

         SECTION 17. Resignation and Removal of Escrow Agent.

         (a) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving written notice of its resignation to each of the parties hereto, at their respective addresses set forth in Section 11 of this Agreement, at least thirty (30) days prior to the date specified for such resignation to take effect. The Escrow Agent may be removed at any time by an instrument or concurrent instruments in writing delivered to the Escrow Agent and signed by each of the parties hereto (other than the Escrow Agent).

         (b) If at any time the Escrow Agent shall resign or shall be removed in accordance with the provisions of clause (a) above, RCM and the Representative shall use their respective best efforts to jointly appoint a successor escrow agent under this Agreement. In the event of the resignation or removal of the Escrow Agent, if no appointment of a successor escrow agent shall have been made pursuant to the preceding sentence within the thirty (30) day period referred to in the first sentence of paragraph (a) above, then the retiring Escrow Agent may apply to any court of competent jurisdiction to appoint a successor escrow agent. Such court may thereupon, after such notice, if any, as such court may deem proper and prescribe, appoint a successor escrow agent hereunder.

         SECTION 18. Indemnification. RCM and the Acquiree Shareholders, jointly and severally agree to indemnify, defend and hold the Escrow Agent harmless from and against any and all loss, damage, liability and expense that may be incurred by the Escrow Agent arising out of or in connection with its duties, obligations or performance as Escrow Agent hereunder, except as caused by its negligence or willful misconduct, including without limitation the reasonable legal costs and expenses of defending itself against any claim or liability in connection with its performance hereunder. The terms of this Section 18 shall survive the termination of this Agreement and, with respect to claims arising in connection with the Escrow Agent's duties while acting as such, the resignation or removal of the Escrow Agent. The Escrow Agent agrees to notify RCM and the Representative in writing of the written assertion of a claim against the Escrow Agent or of any suit or proceeding commenced against the Escrow Agent promptly after the Escrow Agent has received any such written assertion of a claim or has been served with the summons or other legal process, in each case giving information as to the nature and basis of the claim, but in no event will the failure to give such notice affect the obligation of RCM to indemnify the Escrow Agent pursuant to this Section 18 unless the rights of RCM and Acquiree Shareholders shall have been materially impaired by such failure. Each of RCM and the Acquiree Shareholders will be entitled to participate at its own expense in the defense of any suit or proceeding brought to enforce any such

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claim and, if it so elects in writing, may assume the entire defense and control of any such suit or proceeding. Neither RCM nor the Acquiree Shareholders shall be liable for any counsel fees or other expenses incurred by the Escrow Agent after the date that RCM or the Acquiree Shareholders shall have so elected to assume the defense and control of any such suit or proceeding. In addition, neither RCM nor the Acquiree Shareholders shall be liable for any settlement of any such suit, proceeding or claim without the prior written consent of RCM and the Representative.

         SECTION 19. Third Party Beneficiary Rights. Each Acquiree Shareholder is an intended third party beneficiary of this Agreement and, from and after the Closing Date, each such Acquiree Shareholder shall have the right to enforce its rights and the obligations of each of the other parties to this Agreement to the extent the Representative fails to do so.



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\PHILA2\99813_4

         IN WITNESS WHEREOF, the parties hereto other than the Representative have duly caused this Agreement to be executed, and the Representative has duly executed this Agreement, as of the date first written above.

ATTEST:                                              RCM TECHNOLOGIES, INC.

By:____________________________ By: __________________________
                                                                       Name:
                                     Title:


--------------------------------
Barry Meyers


--------------------------------
Martin Blaire


------------------------------- -------------------------------
Escrow Agent                                         Street Address

--------------------------------
City, State, Zip Code

Telephone No.___________________
Telefax No._____________________